Exhibit 10.7


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment and Assumption"), dated as of February 11, 2002, is by and between Pashleth Investment Ltd., a Delaware corporation ("Pashleth"), and Diomed Holdings, Inc., a Nevada corporation (f/k/a Natexco Corporation and referred to herein as "Holdings"), and acknowledged and agreed to by Diomed Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Pashleth ("Acquisition"), and Diomed, Inc., a Delaware corporation ("Diomed").

                                   WITNESSETH

                  WHEREAS, Pashleth, Acquisition and Diomed are parties to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 29, 2002;

                  WHEREAS, Pashleth desires to assign, convey, transfer and deliver all of its right, title and interest (the "Assignment") in the Merger Agreement to Holdings and Holdings desires to acquire all such right, title and interest in the Merger Agreement;

                  WHEREAS, the consent of Acquisition and Diomed are necessary for Pashleth to assign and transfer all of its right, title and interest in the Merger Agreement to Holdings;

                  WHEREAS, Pashleth desires to sell to Holdings all the issued and outstanding shares of capital stock of Acquisition owned by Pashleth and Holdings desires to acquire such capital stock (the "Stock Acquisition");

                  NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. ASSIGNMENT. In accordance with Article 20 of the Merger Agreement, Pashleth hereby irrevocably assigns, conveys, transfers and delivers to Holdings, all of its right, title and interest in the Merger Agreement.

                  2. ASSUMPTION. Holdings hereby irrevocably assumes and irrevocably agrees to pay, perform or discharge in accordance with their terms, to the extent not heretofore paid, performed or discharged, the rights, duties, debts, liabilities and other obligations of Pashleth under the Merger Agreement.

                  3. CONSIDERATION FOR THE STOCK ACQUISITION. For the sum of $10 and other valuable consideration received from Holdings, Pashleth hereby transfers and assigns its 100 shares of Acquisition common stock to Holdings. The parties shall cooperate in effecting the transfer of ownership of such Acquisition common stock from Pashleth to Acquisition, including the reissuance of a share certificate representing such shares in the name of Holdings or as Holdings may designate in writing.

                  4. GOVERNING LAW. This Assignment and Assumption and the performance of the transactions and obligations of the parties hereunder will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law principles.

                  5. COUNTERPARTS. This Assignment and Assumption may be executed in one or more counterparts and by facsimile, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, this Assignment and Assumption has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.

                                        PASHLETH INVESTMENT LTD.



                                        By:
                                           -------------------------------------
                                                 Joel Dumaresq, President


                                        DIOMED HOLDINGS, INC., f/k/a Natexco
                                        Corporation



                                        By:
                                           -------------------------------------
                                               Gerald A. Mulhall, President


         Accepted and agreed to by:


         DIOMED ACQUISITION CORP.



         By:
            --------------------------------
               Joel Dumaresq, President


         DIOMED, INC.


         By:
            --------------------------------